Exhibit 32.1

 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Healthcare Integrated Technologies, Inc., (the “Company”) on Form 10-K for the years ended July 31, 2019 and July 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Scott M. Boruff, Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 20, 2020	By:	/s/ Scott M. Boruff
Scott M. Boruff Chief Executive Officer (Principal Executive Officer)

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Healthcare Integrated Technologies, Inc., (the “Company”) on Form 10-K for the years ended July 31, 2019 and July 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Charles B. Lobetti, III, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 20, 2020	By:	/s/ Charles B. Lobetti, III
Charles B. Lobetti, III Chief Financial Officer (Principal Financial Officer)